UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2004

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 State Highway 121 Bypass, Suite 170 Lewisville, Texas		75067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is filed with this report:

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 7, 2004 reporting operating results for fourth quarter 2003 and for fiscal year ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 7, 2004, U.S. Home Systems, Inc. (the “Company”) announced via press release the Company’s reported results of operations for the fourth quarter 2003 and for fiscal year ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 12 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on April 7, 2004 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 7, 2004 reporting operating results for fourth quarter 2003 and for fiscal year ended December 31, 2003.